UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       March 24, 2006

Wireless Xcessories Group, Inc.
(Exact name of Registrant as specified in its charter)

Deleware (State or other jurisdiction of incorporation)	0-27996 (Commission File Number)	133835420 (I.R.S. Employer Identification No.)

1840 County Line Rd. Huntingdon Valley, PA 19006 (Address of principal executive offices, including zip code) 215-322-4600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01    OTHER EVENTS

On March 24, 2006, the Board of Directors of Wireless Xcessories Group, Inc. passed resolutions adopting the updated Audit Committee Charter, and the Code of Ethics and Conduct, attached hereto as Exhibits 10-01 and 10-02 respectively, and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS XCESSORIES GROUP, INC.

Date: March 27, 2006	By:	/s/ Ronald E. Badke
Ronald E. Badke
CFO and Secretary

Exhibit Index

Exhibit Number	Exhibit description

10.01	Wireless Xcessories group Audit Committee Charter as updated effective March 24, 2006

10.02	Wireless Xcessories Group, Inc. Code of Ethics and Conduct Effective March 24, 2006.